Exhibit 99(b)

                              SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT (this "Agreement"), dated as of May 12, 2003, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the "Company"), and WILLIAM T. ESREY (the "Executive"). Certain capitalized terms used herein are defined in Section 8 of this Agreement.

                                    Recitals

     WHEREAS, the Company and Executive have previously entered into an Employment Agreement dated as of February 26, 2001 (the "Prior Agreement");

     WHEREAS, Executive has served as the Chief Executive Officer of Sprint until March 19, 2003, and has been serving as the Chairman of its Board of Directors (the "Board");

     WHEREAS, the Company and Executive have agreed as hereinafter set forth with respect to the resignation of Executive's employment with the Company and from the Board;

     WHEREAS, the Company desires to retain the benefit of Executive's knowledge of the Company's business and industry and to retain Executive to provide consulting services to the Company's Chief Executive Officer following the Effective Date by establishing the arrangement set forth in this Agreement;

     WHEREAS, in furtherance of the foregoing, the Company and Executive have determined that this Agreement shall supersede and replace the Prior Agreement in all respects;

     WHEREAS, the Company and Executive have agreed as set forth herein with respect to his compensation in connection with his resignations;

     WHEREAS, in consideration for the respective benefits to be received by the Parties under this Agreement, (i) Executive desires to release the Company from certain current or potential liabilities, and (ii) the Company desires to release Executive from certain current or potential liabilities, all as set forth herein:

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, the parties hereby agree as follows:


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1. RESIGNATIONS

     Executive confirms his resignation as an officer of the Company and as a member of the Board, in each case effective as of the date first set forth above. Executive hereby resigns as an employee of the Company effective May 31, 2003 (the "Effective Date"). Notwithstanding such resignations, as of the Effective Date and subject to review by the Board in its sole discretion,
Executive will occupy the position of Chairman Emeritus of the Company. Executive agrees to execute all documents that are reasonably necessary to implement the resignations required under this Section 1, provided that all such documents are consistent with the terms and conditions of this Agreement and do not impose any greater duties or obligations on Executive than those contemplated by this Agreement.

2. SEPARATION BENEFITS AND CONSULTING SERVICES

     In consideration of Executive's agreements hereunder, the Company agrees to make the payments and provide the compensation and benefits set forth in this
Section 2 (the "Separation Benefits"). Except as expressly provided herein, the Separation Benefits supersede and replace any and all benefits to which
Executive might otherwise be or become entitled to under the Company's compensation and employee benefit plans (including severance plans and arrangements)  and the Prior  Agreement,  other than  benefit  plans  subject to
Section 401(a) of the Code. Executive's rights with respect to any compensation previously deferred by him under Sprint's Executive Deferred Compensation Plan shall be governed by the terms and conditions of that plan and neither Executive's termination of employment nor anything provided in this Agreement shall cause a forfeiture of Executive's rights to such deferred compensation.

     (a) Accrued Obligations. Within ten business days after the Effective Date, the Company will pay Executive's accrued and unpaid base salary and accrued and unused vacation days, all through the Effective Date (subject to applicable withholdings). In addition, in accordance with the Company's policies and procedures, the Company shall promptly reimburse Executive for eligible business expenses incurred by him on or before the Effective Date.

      (b) Compensation Continuation; Pro-Rata Bonus.

          (i) The Company will pay Executive (or to his estate following his death) during the eighteen month period commencing on the Effective Date (the "Payment Period") compensation continuation payable in eighteen equal monthly installments of $270,833 each, the first installment to be paid June 30, 2003, and the last installment to be paid on November 30, 2004 ("Continuation Benefits").



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

          (ii) Executive shall be entitled to a payment in lieu of a bonus for 2003 under the Short-Term Incentive Plan of $895,833, payable in a lump sum at the time bonuses for 2003 are otherwise payable under the Short-Term Incentive Plan.

     (c) Long-Term Incentive Plan. Executive shall not be entitled to any benefits under the Long-Term Incentive Plan except as provided in Section 2(d).

     (d) Stock Options. The Options granted to Executive pursuant to Section 2(b) of the Prior Agreement shall become immediately exercisable on the Effective Date. All other Options held by Executive on the Effective Date shall continue to vest during the Payment Period. Subject to the provisions of this
Section 2(d), all Options shall be governed following the Effective Date by the terms thereof and the applicable plan pursuant to which such Options were granted. For purposes of vesting and post-employment exercise of options, Executive shall be treated as having terminated employment with the Company on the last day of the Payment Period by reason of Normal Retirement under the Option Plans.

      (e) Retirement Benefits.

          (i) Executive shall be eligible for a benefit payable under the Retirement Plan. Executive's benefit under the Retirement Plan shall be based on Executive's period of employment through the Effective Date and assuming for this purpose that (1) Executive's employment continued through the Payment Period and, therefore, Executive had 18 months additional age and service credit, (2) all accrued benefits under the Retirement Plan are fully vested, and (3) Executive's Continuation Benefits and Short-Term
     Incentive Plan benefit payable under Section 2(b)(ii) constitute compensation taken into account under the Retirement Plan.

          (ii) In lieu of Executive's right to receive certain benefits under the Prior Agreement, the amount of each annual benefit payment, payable as a single life annuity, shall be increased by $700,000.

          (iii) Executive may elect to begin payment of the Retirement Plan Benefit beginning as of the first day of the month coincident with or next following the Effective Date, without reduction for early commencement.

          (iv) The normal form of the Retirement Plan Benefit shall be a single life annuity; provided, however, that Executive may elect to receive his entire Retirement Plan Benefit (the sum of the benefits described in Sections 2(e)(i) and 2(e)(ii) above) in any one of the annuity forms of benefit available under the Company's tax- qualified defined benefit plan,


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

     as elected by Executive pursuant to procedures established by the Company.

          (v) The determination of Executive's benefit under the Retirement Plan shall be performed by the Company's pension actuary, and the calculation shall be binding on the parties hereto. For purposes of converting annuity payments from one form to another actuarially equivalent form, actuarial equivalence will be determined using the actuarial assumptions used in the Company's tax- qualified defined benefit pension plan for such purpose.

     (f) Key Management Benefit Plan. For all purposes under the KMBP Executive shall be deemed to have terminated employment at the end of the Payment Period and will be eligible for retirement under the KMBP at the end of the Payment Period.

     (g) Certain Welfare Benefits. During the Payment Period, the Company shall continue to provide to Executive on the same basis the medical, dental and life insurance benefits, other than long term- disability and short-term disability benefits, that Executive was receiving or was entitled to receive as of the Effective Date; provided, however, that if Executive becomes eligible to receive any such benefits through full time employment during the Payment Period, Executive's entitlement to benefit continuation under this Section 2(g) shall immediately cease, subject to Executive's rights to COBRA continuation coverage under the Company's welfare benefit plans by paying the applicable premium therefor.

     (h) Outplacement. During the Payment Period, the Company will pay for outplacement counseling by a firm selected by the Company for the six-month period in the Payment Period beginning on the first anniversary of the Effective Date in an amount not to exceed $15,000, Executive's rights to which shall cease upon his becoming employed. Executive may elect to receive a $10,000 lump sum payment from the Company in lieu of seeking any outplacement counseling under this Section 2(h).

     (i) Automobile Allowance. During the Payment Period the Company will provide Executive with an automobile allowance equivalent to that Executive was receiving or was entitled to receive on the Effective Date.

      (j)  Consulting Services

          (i) When and as requested by the Chief Executive Officer of the Company during the Consulting Period, the Executive will provide consulting and advice ("Consulting Services") to the Company and will participate in various external activities and events for the benefit of the


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     Company on the terms and  conditions  provided in this  Section  2(j).  The
     Executive  agrees  to  make  himself  available  to the  Company  for  such services; provided, however, that after the first anniversary of the Effective Date such required availability shall not exceed thirty (30) days per year. The Executive will perform Consulting Services under this Section 2(j) as an independent contractor. The Company agrees that Executive will be considered an agent of the Company while performing Consulting Services
     under  this  Section  2(j)  for  purposes  of  indemnification   under  the
     Indemnification Agreement between the Executive and the Company and under the Company's charter and by-laws and applicable insurance coverages.

          (ii) The Company will pay the Executive a per diem consulting fee of $4,400 for each day the Executive renders Consulting Services to the Company during that portion of the Consulting Period beginning on the first anniversary of the Effective Date. During the Consulting Period the Company will also provide Executive access to appropriate office facilities at a mutually agreeable site, including office and secretarial support, communications support, two club memberships (which shall not include any initiation fees or charges), and a "miscellaneous services" allowance as provided in 6.0 of Sprint Executive Perquisites, E00/E07, in each case comparable to those previously provided to Executive. In addition, during the Consulting Period, the Company will pay for an annual physical examination for Executive from a physician of Executive's choice in an annual amount not to exceed $2,000, adjusted annually for any increase in the Consumer Price Index - "All Urban Consumers, Medical Care Services." Following the end of the Consulting Period, the Company will continue to provide such an office and secretarial support for Executive's lifetime and will provide to Executive such communication services comparable to those communications services that are normally made available to retired senior executive officers of the Company. The Company will also reimburse Executive, upon the receipt of appropriate documentation, for reasonable travel and living expenses that he incurs in providing Consulting Services at the request of the Company's Chief Executive Officer or, pursuant to
     Section 2(j)(iii) at the request of the Executive Steering Committee. Subject only to Executive's compliance, to the best of his ability, with his commitments set forth in Sections 2(j)(i) and (ii), the Company's obligations set forth in this Section 2(j)(ii) are unconditional and irrevocable and shall apply irrespective of the Executive's incapacitation, before or after his retirement, to perform services hereunder. Executive hereby renounces and waives in all respect any and all rights or entitlements to private aircraft usage provided by or paid for by the


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

     Company, except when such usage is offered or provided by the Company in its sole discretion.

          (iii) During the first 12 months following the Effective Date, Executive agrees that as part of his consulting services, he will make himself available at the request of the Company to provide service to the Company on its Executive Steering Committee for purposes of considering certain transactions and ensuring compliance by the Company's CEO with restrictions on his ability to do so, all in accordance with the Executive Steering Committee's "Rules of Engagement." As additional consideration for Executive's agreement and services during this 12-month period and only for so long as Executive is able to perform consulting services in accordance with this Section 2(j)(iii), the Company agrees to pay Executive a monthly consulting fee of $270,833 per month, payable on the last day of each month, with the first payment due on June 30, 2003, and the last payment due on May 31, 2004. During this time, Executive will not be entitled to receive the per diem fee set forth in clause 2(j)(ii) above. Should
     Executive die or become disabled (as determined under the Company's long term disability plan then applicable to senior executives of the Company) during such 12-month period, as consideration for Executive's agreement to provide such consulting services the Company shall pay to the Executive or his estate, as the case may be, a lump sum amount in cash equal to the sum of (x) the full consulting fee for the month in which such death or disability occurs, and (y) one half of the sum of the remaining monthly consulting fee payments that would have otherwise been payable to Executive under this Section 2(j)(iii).

     (k) Benefits to Cease upon Breach of Restrictive Covenants. In all events, notwithstanding anything herein to the contrary, if Executive breaches any of the Restrictive Covenants (i) Executive shall cease to have any rights to: (A) any unpaid Continuation Benefits; (B) any unpaid benefits under Section 2(b)(ii); (C) the Options granted to Executive pursuant to Section 2(b) of the Prior Agreement and all other Options not vested on the Effective Date shall immediately terminate and be cancelled; and (D) any unpaid compensation and benefits to be provided or paid to Executive, as the case may be, under Sections 2(g) (except with respect to COBRA continuation), (h), (i) and (j) hereof and
(ii) the unpaid Retirement Plan Benefit will be reduced by the incremental Retirement Plan benefits provided to Executive pursuant Sections 2(e)(i)(1)-(3),
(ii) and (iii) hereof. In all cases, the Company's rights under Section 7(a) shall continue.

      (l) Other Provisions Regarding Payments and Benefits.


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


          (i) Executive shall be under no obligation to seek other employment and, except as expressly provided herein, there shall be no offset against amounts due Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

          (ii) If, for any period during which Executive is entitled to continued benefits under Section 2, the Company reasonably determines that Executive cannot participate in any Company sponsored welfare benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan the Company shall provide comparable benefits or the cash equivalent of the cost thereof increased, on a fully tax-adjusted basis, by the amount of all income taxes incurred by Executive and Executive's dependents as the case may be to Executive and, if applicable, Executive's dependents through other arrangements.

          (iii) Executive's rights under this Agreement shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of any severance pay arrangement of the Company or any other similar arrangement of the Company providing benefits upon termination of employment.

     (m) The Company shall reimburse Executive for reasonable legal and other professional fees and expenses incurred by him in connection with the negotiation and execution of this Agreement in an aggregate amount not to exceed $100,000.

3. RELEASE AND WAIVER OF CLAIMS.

     (a) In exchange for this Agreement, Executive (on behalf of Executive and anyone claiming through or on behalf of Executive), releases the Company and each of the Company's subsidiaries and other Affiliates (as the term "Affiliates" is defined by Rule 12b-2 under the Exchange Act), its and their successors and assigns and all of their past and present employees, officers, directors, stockholders (the "Company Group") and their agents and attorneys from any and all claims and potential claims, whether known or unknown and whether or not matured or contingent, demands and causes of action that Executive has or may have had against any of them arising out of, related to or concerning Executive's service or employment with the Company and the termination thereof, including claims not currently known to or contemplated by the parties, to the maximum extent permitted by law. This release includes, but is not limited to, any and all claims, demands and causes of action which are related to or concern: the Prior Agreement; service as a director or officer of the Company; Executive's acquisition or ownership of Company securities or options

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thereon;  Executive's  employment  and the  prospective  termination  thereof as contemplated hereby; Tax Liabilities; attorneys' fees or costs; discrimination under local, state or federal law; the Missouri Service Letter Statute; the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Americans With Disabilities Act; the Employee Retirement Income Security Act; the Family and Medical Leave Act; severance pay; tort claims including invasion of privacy, defamation, fraud, and infliction of emotional distress; disputed wage claims; and all other claims, demands, and causes of action, whether they arise in the United States of America or elsewhere, to the maximum extent permitted by law. This release does not apply to (a) any rights or benefits as set forth in this Agreement or (b) any rights
to   indemnification   to  which  Executive  is  entitled  under  the  Company's
Certificate of Incorporation, Bylaws, the Indemnification Agreement or any other applicable insurance or agreement now in effect relating to directors', officers' and consultant's liability or (c) any claims Executive may have against any parties other than the Company Group related to or arising out of any Tax Liabilities, tax planning, tax preparation or any personal financial advice.

     (b) In exchange for this Agreement, the Company (on behalf of the Company and the Company's subsidiaries and other Affiliates, their successors and assigns and anyone claiming through or on behalf of the Company or any of the Company's subsidiaries or other Affiliates, their successors and assigns) releases Executive, Executive's heirs, executors, personal representatives, attorneys, agents, successors and assigns, from any and all claims and potential claims, known or unknown and whether or not matured or contingent, demands and causes of action that they have or may have had against Executive or them arising out of, related to, or concerning Executive's service or employment with the Company and the termination thereof, including claims, demands, and causes of action not currently known or contemplated by the parties, in each case, to the maximum extent permitted by law. This release includes, but is not limited to, any and all claims, demands and causes of action that are related to or concern: Executive's service as a director or officer of the Company; Executive's acquisition or ownership of the Company's securities or options thereon, the Prior Agreement; and Executive's employment and the prospective termination thereof as contemplated herein, except that this Release does not release Executive from Executive's obligations under this Agreement. This release does not apply to any claim, right or cause of action that is (i) asserted in, relates to or arises from the subject matter at issue in, the derivative action styled Amalgamated Bank v. LeMay, et al., No. 00-CV-230077 (such subject matter, the "Issues") or (ii) related to any Tax Liabilities, all of which claims, rights or causes of action are expressly preserved.


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4. EXECUTIVE COVENANTS

     (a) Proprietary Information. Executive acknowledges that during the course of his employment and while providing Consulting Services he has learned or developed and will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information will cause the Company irreparable harm. Except as required by the Company, Executive shall not at any time following the date hereof directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information, and Executive shall cause each of his employees or agents, including any employees or agents providing secretarial or other support in connection with Executive's performance of Consulting Services, if any, to comply with the terms of this Section 4(a) and to execute a non-disclosure agreement satisfactory to the Company. If Executive has any questions about whether particular information is Proprietary Information or subject to a non-disclosure agreement, he shall consult with the Company's General Counsel.

     Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company during his employment or under this Agreement and to assign to the Company all his rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

     (b) Non-Competition. During the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. Executive agrees that because of the worldwide nature of the Company's business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company's interests.

     In the event that during the Non-Compete Period Executive wishes to engage in any activities or enter into any relationship, whether paid or unpaid, as a consultant, employee or otherwise, which might constitute Competitive Employment, Executive shall be entitled to submit to the Company a written description of such activities or relationship, as the case may be. As soon as is reasonably commercially practicable after the Company's receipt of such description, the Company shall advise Executive in writing as to whether or not the Company regards such engagement or activity as constituting Competitive Employment under this Agreement.

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     (c) Inducement of Employees,  Customers and Others.  During the Non-Compete
Period and Consulting Period, Executive may not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, customer, vendor, or other parties doing business with the Company to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

     (d) No Adverse Actions. During the Non-Compete Period and Consulting Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person or entity to
(i) undertake any action that would be reasonably likely to, or is intended to, result in a change in control of the Company, or (ii) seek to control in any material manner the Board.

     (e) Return of Property. Executive shall, upon his Effective Date, return to the Company all property of the Company in his possession not necessary to his services during the Consulting Period, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company's business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company's premises without the Company's written consent. At the end of the Consulting Period, Executive shall return to the Company all other property of the Company in his possession.

     (f) Mutual Nondisparagement. Executive agrees to refrain from making at any time after the Effective Date any statements about the Company or its employees, officers, or directors that would disparage or reflect unfavorably upon the image or reputation of the Company or any such employee, officer, or director. The Company agrees to refrain from making at any time after the Effective Date any statements about Executive that would disparage or reflect unfavorably upon the image or reputation of the Executive. Notwithstanding the foregoing, no statement made by either party in the context of any legal proceeding including, without limitation, any arbitration, administrative or other legal proceeding, shall be deemed to violate the provisions of this Section 4(f).

     (g) Assistance with Claims. Executive agrees that, consistent with Executive's business and personal affairs, he will assist the Company in the defense of any claims or potential claims that are pending or may be made or


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threatened  to be made against it in any action,  suit, or  proceeding,  whether civil, criminal, administrative, or investigative (a "Proceeding") and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive's services provided under this Agreement. Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. After the Effective Date the Company agrees to reimburse Executive for all of Executive's reasonable out-of-pocket expenses associated
with  such   assistance,   including  travel  expenses  and  any  attorneys'  or
consultant's fees and shall, after the first anniversary of the Effective Date, pay for Executive's services hereunder as consulting services provided pursuant to Section 2(j)(ii) of this Agreement.

     (h) Tax Considerations. Executive acknowledges that no representations have been made to him by the Company, its Affiliates, or other agents or legal counsel regarding the tax implications of any payments made pursuant to this Agreement. All liability for Executive's share of federal, state, and local taxes (including FICA) remains with Executive, unless otherwise agreed to in writing by the Company, and the Company shall deduct withholdings in the minimum amount required under applicable tax laws, rules or regulations from the consideration payable under this Agreement.

5. NO ADMISSION OF WRONGDOING.

     This Agreement is not an admission of wrongdoing or liability by Executive, the Company, or any of the individuals or entities referenced in Section 3 above and any and all such wrongdoing or liability is expressly denied. Further, neither the existence of this Agreement nor the terms and conditions hereof may be deemed or construed as a conclusion that Executive has engaged in any wrongdoing.

6. INTEREST ON PAYMENTS

     If the Company fails to pay any amounts due to Executive under this Agreement as they come due, the Company agrees to pay interest on such amounts at the Applicable Federal Rate plus two percent (2%) per annum.

7. ENFORCEMENT AND REMEDIES

     (a) Equitable  Remedies.  Executive  acknowledges that the Company would be
irreparably   injured  by  a  violation  of  Sections  4(a)  through  4(g)  (the

"Restrictive Covenants"), and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equivalent relief, restraining Executive from any actual or threatened breach of any Restrictive Covenant. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum.

     (b) Resolution of Disputes. Section 11 notwithstanding, all disputes, claims, or controversies arising under or in connection with this Agreement, other than those contemplated by Section 7(a) above, shall be settled exclusively by binding arbitration pursuant to the Federal Arbitration Act administered by JAMS/Endispute in the greater Kansas City area in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes, except that the parties agree that the arbitrator is not authorized or empowered to impose punitive damages on either of the parties. If it is determined that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the arbitrator shall have the authority to modify the provision or term to the minimum extent required to permit enforcement. In the event of such an arbitration proceeding, the Administrator of JAMS/Endispute will appoint the arbitrator.

     (c) Attorney Fees. If either party seeks to enforce this Agreement and prevails on the merits, the losing party agrees to pay to the prevailing party all reasonable legal fees and expenses incurred by the prevailing party in seeking such enforcement. Such payments shall be made within five (5) days after the prevailing party's request for payment accompanied by such evidence of fees and expenses incurred as the losing party reasonably may require.

8. DEFINITIONS

     As used in the Agreement, the following terms shall have the meanings set forth below.

     "Affiliate" has the meaning accorded such term in Section 3.

     "Agreement" has the meaning accorded such term in the introductory paragraph of this Agreement.

     "Applicable Federal Rate" means the applicable Federal rate within the meaning of Section 7872 of the Code.

     "Board" has the meaning accorded such term in the Recitals.

     "Code" means the Internal Revenue Code of 1986, as amended, and references to sections of the Code include any successor provision.

     "Committee" means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

     "Company" has the meaning accorded such term in the introductory paragraph of this Agreement.

     "Company Group" has the meaning accorded such term in Section 3.

     "Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor (i) that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Effective Date, (ii) that relate to products or services that are competitive with the Company's products or services with respect to which Executive performed services for the Company at any time during the two years before the Effective Date, or (iii) in the performance of which Proprietary Information to which Executive had access at any time during the two-year period before the Effective Date could be of substantial economic value to the Competitor.

     "Competitor" has the meaning as hereinafter set forth.

     Because of the highly competitive, evolving nature of the Company's industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

     "Competitor" means any one or more of the following (i) any Person doing business in the United States or any of its Divisions employing the Executive if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long distance, and distance insensitive services), using any protocol (for example, circuit switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services); (ii) any Person doing business in the United States or its Division employing Executive if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its operating revenues;
(iii) any Person doing business in
the United States, or its Division employing the Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; and (iv) any Person doing business in the United States, or its Division employing the Executive, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company's lack of substantial revenues in such line of business.

     For purposes of the foregoing, gross operating revenues of the Company and such other Person shall be those of the Company or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ the Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other Person or Division at the time the Executive accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Executive to demonstrate that such Person is not a Competitor.

     "Consolidated Affiliate" means, with respect to any person or entity, all affiliates and subsidiaries of such person or entity, if any, with whom the financial statements of such person or entity are required, under generally accepted accounting principles, to be reported on a consolidated basis.

     "Consulting  Period"  means the 10 year period  beginning on the  Effective
Date.

     "Consulting Services" has the meaning accorded such term in Section 2.

     "Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

     "Effective Date" has the meaning accorded such term in Section 1.

     "Exchange Act" means the Securities Exchange of 1934, as amended.

     "Executive" has the meaning accorded such term in the introductory paragraph of this Agreement.

     "FON Common Stock" means the Company's FON Common Stock, Series 1, $2.00 par value per share.

     "Indemnification  Agreement" means that certain  Indemnification  Agreement
dated  April  14,  1987  between  United  Telecommunications,   Inc.,  a  Kansas
corporation and a predecessor of the Company, and Executive.

     "Incentive Plans" means the Long-Term Incentive Plan and the Short-Term Incentive Plan.

     "Issues" has the meaning accorded such term in Section 3.

     "KMBP" has the meaning accorded such term in Section 2.

     "Long-Term Incentive Plan" means the Company's Long-Term Incentive Plan, together with successor or other plans specifically approved for this purpose by the Committee.

     "Non-Compete Period" means the 36-month period beginning on the Effective Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

     "Option   Plans"  means  Sprint's  1990  Stock  Option  Plan  and  Sprint's
Management Incentive Stock Option Plan.

     "Options" means all the options previously granted to Executive to purchase shares of FON Common Stock or PCS Common Stock under any of Sprint's stock option plans or programs.

     "Payment Period" has the meaning accorded such term in Section 2.

     "PCS Common Stock" means the Company's PCS Common Stock, Series 1, $1.00 par value per share.

     "Person" means an individual, corporation, partnership, association, trust or any other entity or organization.

     "Proceeding" has the meaning accorded such term in Section 4.

     "Prior Agreement" has the meaning accorded such term in the Recitals.

     "Proprietary Information" means trade secrets (such as customer information, technical and non- technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company's affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

     "Restrictive Covenants" has the meaning accorded such term in Section 7.

     "Retirement Plan" means the Sprint Supplemental Executive Retirement Plan and the Sprint Retirement Pension Plan.

     "Retirement Plan Benefit" means the benefit described in Section 2(e).

     "Separation Benefits" has the meaning accorded such term in Section 2.

     "Short-Term Incentive Plan" means the Company's Management Incentive Plan, together with successor or other plans specifically approved for this purpose by the Committee.

     "SPRINT" has the meaning accorded such term in the introductory paragraph of this Agreement.

     "SUMC" has the meaning accorded such term in the introductory paragraph of this Agreement.

     "Tax Liabilities" means any federal, state or local taxes, including income and withholding taxes and interests and penalties thereon, relating to any compensation paid or deemed paid by the Company or any of its Affiliates to Executive.

9. ASSIGNABILITY, BINDING NATURE

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder. No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive's estate planning objectives or by will or operation of law.

10. AMENDMENT

     This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

11. APPLICABLE LAW

     The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

12. SEVERABILITY

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If such provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

13. WAIVER OF BREACH

     No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

14. NOTICES

     Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below (or such other addresses as shall be specified by the parties by like notice), with a copy of such notice also sent via electronic mail (email):

     If to the Company:   6200 Sprint Parkway
                          Overland Park, KS  66251
                          Fax: 913-523-7700
                          Attn:  General Counsel
                          email: thomas.a.gerke@mail.sprint.com

     Copies to:           Davis Polk & Wardwell
                          450 Lexington Avenue
                          New York, NY  10017
                          Fax: 212-450-4800
                          Attn:  Lewis B. Kaden
                          email: kaden@dpw.com

     If to Executive:     William T. Esrey
                          1314 Spraddle Creek Road
                          Vail, CO  81657
                          email:  billesrey@mail.sprint.com
                          (or to the latest address
                          furnished by Executive to
                          Company for purposes of
                          general communications).


     Copies to:           O'Melveny & Myers Ltd.
                          610 Newport Center Drive,
                          17th Floor
                          Newport Beach, CA  92660
                          Attn:  Stephen Pepe
                          email: spepe@omm.com

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

15. ENTIRE AGREEMENT

     Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein, and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) to the extent referred to herein or contemplated hereby, this Agreement supersedes all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein including, without limitation, the Prior Agreement and the Term Sheet dated May 12, 2003. The Company agrees to take such actions as may be necessary or appropriate to carry out its obligations under this Agreement.

16. HEADINGS

     The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17. COUNTERPARTS

     This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

               [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Executive have executed this Agreement, to be effective as of the date first set forth above.



/s/ W. T. Esrey                SPRINT CORPORATION
----------------------------
       WILLIAM T. ESREY


                                By:  /s/ Gary D. Forsee
                                Name:  Gary D. Forsee
                                Title: Chief Executive Officer


                              SPRINT/UNITED MANAGEMENT
                              COMPANY





                                By:  /s/ Gary D. Forsee
                                Name:  Gary D. Forsee
                                Title: Chief Executive Officer